MILTEX OIL COMPANY

Greg L. Hilgemeier
President

203 W. Wall, Suite 700
Midland, Texas 79701
Ofc: (432) 682-6650
Fax: (432) 682-0603

April 21, 2009

Doral Energy Corp.
415 W. Wall Street, Suite 500
Midland, Texas 79701

PURCHASE AND SALE AGREEMENT

Re: Mutual Agreement to Extend closing to May 29, 2009 and
Ratification of Letter of Intent to Purchase the Miltex interest in Walsh Operated
Joe Stanton, "Trustee" and F.O. Masten "A", "B", "C", "D", "H" leases
Located in the Armstrong CSL Survey, Cochran County, Texas

Gentlemen:

This letter, when countersigned by you, shall ratify and acknowledge Doral Energy Corp.'s intent to purchase and Miltex Oil Company's intent to sell the referenced properties as described on the attached Exhibit "A" and Exhibit "A-1". The fully executed Purchase and Sale Agreement dated January 15, 2009 and the subsequent extension Agreements dated February 23, 2009 and March 31, 2009 are hereby ratified and acknowledged. Doral Energy Corp. desires to further extend the closing of this transaction to May 29, 2009 and both parties have agreed to this modification. The assignment of the leases and sale will be effective March 1, 2009. The closing will be no later than 1 pm. on May 29, 2009 in Midland, Texas.

Doral Energy Corp. hereby pays to Miltex Oil Company $10,000 and 25,000 shares of Reg. D-144 restricted common stock in Doral Energy Corp., with piggy-back registration rights to extend the closing to May 29, 2009 and Miltex hereby acknowledges receipt of same. Doral will deliver the stock certificates to Miltex with ten (10) business days of the execution of this agreement. The total cash consideration for the transaction will be $2,635,000. Doral Energy Corp. will pay the balance of $2,400,000. at closing . At closing, Doral will also pay Miltex for it's interest in the remaining oil in the tanks on the leases as of March 1, 2009. The value of the oil in the tanks as of March 1, 2009 has been determined to be $35,981.90 as per the Settlement Statement attached hereto as Exhibit "B". Doral Energy Corp. will pay in collected funds at closing a total of $2,435,981.90 to Miltex Oil Company.

Miltex will prepare the Assignment of leases for closing. This instrument will be identical in terms and substance as the Assignment from Faskin which conveyed the leases to Miltex Oil Company effective January 1, 2007. Doral may assign this contract to a third party or subsidiary entity and will provide such named entity for the Assignment no later than ten days prior to closing.

Miltex will grant an initial extension to close this transaction on June 30, 2009. This extension will require Doral to pay to Miltex an additional $10,000 earnest money deposit and within ten (10) business days an additional 25,000 shares of Reg. D-144 restricted common stock in Doral Energy Corp., with piggy-back registration rights by notification in writing to Miltex before May 22, 2009 and payment in hand to Miltex on or before 1 pm. May 27, 2009.

Miltex will grant a second and final extension to close this transaction on July 31, 2009. This second and final extension will require Doral to pay to Miltex an additional $50,000 earnest money deposit by notification in writing before June 24, 2009 and payment in hand to Miltex on or before 1 pm. June 26, 2009. Should Doral exercise this second and final extension, the total cash consideration for the transaction will be $2,695,000. and the total common stock conveyed will be 50,000 shares of Reg. D-144 restricted common stock in Doral Energy Corp., with piggy-back registration rights. Doral Energy Corp. will pay in collected funds at closing a total of $2,435,981.90 to Miltex Oil Company in Midland, Texas.

If Doral Energy Corp. fails to close this transaction, this Agreement shall ipso facto terminate and neither party hereto shall have any further obligations to the other. Both parties agree that all funds and common stock paid by Doral Energy Corp. to Miltex Oil Company as advanced escrowed deposits will be forfeited by Doral as liquidated damages in the event Doral does not close this transaction on or before 1 pm, July 31, 2009. Without exception in writing, there will be no changes to this Agreement.

Sincerely,

MILTEX OIL COMPANY

Greg L. Hilgemeier
President

AGREED TO AND ACCEPTED this 21st day of April, 2009.

By: Everett Willard Gray II
Doral Energy Corp.
Everett Willard Gray II, Vice-Chairman & CEO

EXHIBIT "A"
Doral Energy Corp.
Purchase And Sale Agreement dated January 15, 2009
Ratification and Extended Closing to May 29, 2009

Lease Agreement:	TX-452-000001-001
Lease Date:	12-21-1959
Lessor:	F.O. Masten
Lessee:	Atlantic Richfield
State/County:	Texas/Cochran
Recorded:	Book 21, Page 5
Legal Description:	All of Labors 12, 13, 14, 15, 16, 17 & NW/4 of 18, League 133, Armstrong County School Land in Cochran County, Texas containing 1,111 acres of land.

Lease Agreement:	TX-520-000001-001
Lease Date:	12-30-1950
Lessor:	F.O. Masten
Lessee:	Cities Service Company
State/County:	Texas/Cochran
Recorded:	Book 10, Page 220
Legal Description:	All of Labors 2, 3, 4, 5, 6, 7, 8, 9, League 133, All of Labors 23, 24, 25, League 134, Armstrong County School Land in Cochran County, Texas containing 1,947 acres of land.

Lease Agreement:	TX-520-000002-001
Lease Date:	3-27-1978
Lessor:	Marvin W. Aday, et ux
Lessee:	Quasar Incorporated
State/County:	Texas/Cochran
Recorded:	Book 137, Page 340
Legal Description:	Tract 1: E/2 of Section 41; Tract 2: NW/4 of Section 40, Harrison & Brown Survey, Cochran County, Texas

3 Leases Listed

EXHIBIT "A-1"

Attached to and made part of that certain
Assignment and Bill of Sale from
Miltex Oil Company, Assignor
Dated effective March 1, 2009

Property/Lease/Well Name: **F.O. Masten "A", "B", "C", "D", and "H" and Joe Stanton, Trustee**

1. Operating Agreement dated June 1, 1998, recorded in Volume 235 at Page 265 of the Real Property Records of Cochran County, Texas, between Walsh Petroleum, Inc., as Operator, and Pioneer Natural Resources USA, Inc. et al., as Non-Operators.

2. Letter dated December 21, 2005, from OXY USA Inc. to Cimarex Energy Co. waiving the preferential right to purchase under the Farmout Agreement dated December 12, 1950, from Cities Service Oil Company, farmor, to Stephens Petroleum Company, farmee, and the Farmout Agreement dated September 12, 1952, from Cities Service Oil Company, farmor, to Saphire American Petroleum, Inc., farmee.

3. Assignment and Bill of Sale dated January 1, 2007, recorded in Volume 275, page 650, Official Public Records of Cochran County, Texas, from Fasken Acquisition 97-I, Ltd. to Miltex Oil Company.

4. Letter dated January 19, 2009, from OXY USA Inc. to Miltex Oil Company, waiving the preferential right to purchase under the Farmout Agreements described in No. 2, above.

5. Purchase and Sale Agreement dated January 15, 2009, supplemented by Purchase and Sale Agreement dated February 23, 2009, between Miltex Oil Company and Doral Energy Corp.

Interests Assigned	Working Interest	Net Revenue Interest
F. O. Masten "A"	.9200000	.6462425
F. O. Masten "B"	.9200000	.6554425
F. O. Masten "C"	.9200000	.7120225
F. O. Masten "D"	.9200000	.6554425
F. O. Masten "H"	.9200000	.7028225
Joe Stanton, Trustee	.9200000	.7523300

EXHIBIT "B"

Doral Energy Corp.

Purchase and Sale Agreement with Extended closing to April 21, 2009

Settlement Statement of Oil in Tanks as of March 1, 2009

Ratification and Extended Closing to May 29, 2009

MILTEX OIL COMPANY

Greg L. Hilgemeier
President

203 W. Wall, Suite 700
Midland, Texas 79701
Ofc: (432) 682-6650
Fax: (432) 682-0603

March 23, 2009

Doral Energy Corp.
415 W. Wall Street, Suite 500
Midland, Texas 79701

PURCHASE AND SALE AGREEMENT DATED 1-15-2009

Re: Settlement Statement for Oil in Tanks as of 3-01-2009.

Gentlemen:

The Settlement Statement for oil remaining in the tanks as of 3-1-09 for the Miltex Acquisition is as follows:

Lease Name	Oil in Tanks(BBL)	Miltex NRI	After Tax Net Oil Price	Net Value of Oil in Tanks
Masten A	56	.6462425	$30.22	$ 1,093.65
Masten B	190	.6554425	$30.22	$ 3,763.42
Masten C	325	.7120225	$30.22	$ 6,993.13
Masten H	263	.7028225	$30.22	$ 5,585.93
Masten D	437	.6554425	$30.22	$ 8,655.87
Stanton	435	.75233	$30.22	$ 9,889.90
			Total Due:	**$ 35,981.90**

Sincerely,

MILTEX OIL COMPANY

Greg L. Hilgemeier
President